Subsequent Event	6 Months Ended
Mar. 31, 2026
Subsequent Event [Abstract]
SUBSEQUENT EVENT

Note 15 SUBSEQUENT EVENT

The Group has not identified any events with a material financial impact on the Group’s consolidated financial statements except for the events listed below.

On April 24, 2026, the Group committed 10,000 units of Tether Gold (“XAUt”) to XAUE, a new decentralized finance protocol designed to enable yield generation on tokenized gold holdings while maintaining full exposure to the underlying gold asset. Based on the London Bullion Market Association (LBMA) PM Fix price as of April 23, 2026 (US$4,719.15 per troy ounce), the total value of the committed 10,000 XAUt units was approximately US$48 million. Under the terms of the Subscription Agreement, the returns generated by the XAUE protocol will be reflected as an increase in the gold backing of each unit over time rather than through separate distributions. The Group, as a verified institutional participant, retains the right to redeem its XAUt units from the XAUE protocol at its own discretion at any time, subject to the terms of the agreement. Following this transaction, the Group holds a total of 33,318 units of XAUt, which consists of 10,000 units staked within the XAUE protocol and 23,318 unstaked units.